UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 8, 2006

PRECIS, INC.

(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2040 North Highway 360

Grand Prairie, Texas 75050

(Address of principal executive offices)

(866) 578-1665

(Issuer’s telephone number)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PRECIS, INC.
Fork 8-K
Current Report

Item 1.01             Entry into a Material Definitive Agreement

Precis, Inc., the “Company” announced today that it entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Insurance Capital Management USA Inc (“ICM”). Peter W. Nauert, the Peter W. Nauert Revocable Trust, and other minority shareholders of ICM.   The merger requires shareholder approval and the Company has filed a preliminary Proxy Statement to solicit shareholder approval of the proposed merger.

Other than in respect of the Merger Agreement, there is no relationship between the Company or its affiliates and any of the other parties to the Merger Agreement.

The Merger Agreement was filed as an exhibit to the preliminary Proxy Statement and is incorporated herein by reference.

Under the Merger Agreement, subject to approval by our shareholders, we and the parties to the Merger Agreement agreed as follows.

•   The shareholders of ICM will cause ICM to merge with and into us and Insuraco and its subsidiaries will become our wholly-owned subsidiaries.

•   At the closing of the merger, we will issue and deliver a number of shares of our common stock to ICM’s shareholders determined by a formula that multiplies Insuraco’s adjusted earnings, before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) (as further defined in the merger agreement) for the nine-month period ended September 30, 2006 times 5.4051056 shares per dollar of Adjusted EBITDA.

•   We will issue and deliver, as more fully discussed in the preliminary Proxy Statement, additional shares of our common stock to ICM’s shareholders provided the acquired companies’ Adjusted EBITDA during any four consecutive calendar quarters ending on or prior to December 31, 2007 exceeds the Adjusted EBITDA for the nine-month period ended September 30, 2006.

•   The maximum number of shares to be issued and delivered to the ICM shareholders is 6,756,382.

The Company issued a press release announcing its entering into the Merger Agreement.  The press release is included in this Current Report on Form 8-K as Exhibit 99.1.

Item  2.02            Results of Operations and Financial Condition

The Company announced its results of operations for the completed fiscal quarter ended September 30, 2006.  Details of the announcement are contained in the press release of the Company dated November 9, 2006, included in this Current Report on Form 8-K as Exhibit 99.1

Item 9.01(d)        Exhibits

Exhibit 2.1           Agreement and Plan of Merger, dated November 8, 2006, among the Company, Insurance Capital Management USA, Inc., Peter W. Nauert, The Peter W. Nauert Revocable Trust, Ian R. Stuart, Carl F. Fisher, Michael K. Owens and Nancy L. Zalund, incorporated by reference to the Schedule 14A Proxy Statement filed on November 9, 2006 with the U.S. Securities and Exchange Commission.

Exhibit 99.1:        Press Release issued by the Company, dated November 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.

By:	/s/ Frank Apodaca

Frank Apodaca
President

Dated: November 9, 2006